                                                                    EXHIBIT 10.6

             ------------------------------------------------------




                           CROWN MEDIA HOLDINGS, INC.

                                       AND

                              JPMORGAN CHASE BANK,

                           PREFERRED GUARANTEE TRUSTEE

                    PREFERRED SECURITIES GUARANTEE AGREEMENT



                          DATED AS OF DECEMBER 17, 2001



             ------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                      PAGE
CROSS-REFERENCE TABLE.................................................................................iii

Article I         DEFINITIONS AND INTERPRETATION........................................................2
         Section 1.1       Definitions and Interpretation...............................................2

ARTICLE II        TRUST INDENTURE ACT...................................................................5
         Section 2.1       Trust Indenture Act; Application.............................................5
         Section 2.2       Lists of Holders of Securities...............................................5
         Section 2.3       Reports by the Preferred Guarantee Trustee...................................5
         Section 2.4       Periodic Reports to Preferred Guarantee Trustee..............................5
         Section 2.5       Evidence of Compliance with Conditions Precedent.............................6
         Section 2.6       Events of Default; Waiver....................................................6
         Section 2.7       Event of Default; Notice.....................................................6
         Section 2.8       Conflicting Interests........................................................6

ARTICLE III       POWERS, DUTIES AND RIGHTS OF PREFERRED GUARANTEE TRUSTEE..............................7
         Section 3.1       Powers and Duties of the Preferred Guarantee Trustee.........................7
         Section 3.2       Certain Rights of Preferred Guarantee Trustee................................8
         Section 3.3       Not Responsible for Recitals or Issuance of Guarantee.......................10

ARTICLE IV        PREFERRED GUARANTEE TRUSTEE..........................................................10
         Section 4.1       Preferred Guarantee Trustee; Eligibility....................................10
         Section 4.2       Appointment, Removal and Resignation of Preferred Guarantee Trustee.........11

ARTICLE V         GUARANTEE............................................................................12
         Section 5.1       Guarantee...................................................................12
         Section 5.2       Waiver of Notice and Demand.................................................12
         Section 5.3       Obligations Not Affected....................................................12
         Section 5.4       Rights of Holders...........................................................13
         Section 5.5       Guarantee of Payment........................................................13
         Section 5.6       Subrogation.................................................................13
         Section 5.7       Independent Obligations.....................................................14

ARTICLE VI        SUBORDINATION........................................................................14
         Section 6.1       Agreement to Subordinate....................................................14
         Section 6.2       Default on Senior Indebtedness..............................................14
         Section 6.3       Liquidation; Dissolution; Bankruptcy........................................15
         Section 6.4       Subrogation.................................................................16
         Section 6.5       Indenture Trustee to Effectuate Subordination...............................17
         Section 6.6       Notice by the Guarantor.....................................................18

         Section 6.7       Rights of the Preferred Guarantee Trustee; Holders of Senior Indebtedness...19
         Section 6.8       Subordination May Not Be Impaired...........................................19

ARTICLE VII       TERMINATION..........................................................................20
         Section 7.1       Termination.................................................................20

ARTICLE VIII      INDEMNIFICATION......................................................................20
         Section 8.1       Exculpation.................................................................20
         Section 8.2       Indemnification.............................................................20

ARTICLE IX        MISCELLANEOUS........................................................................21
         Section 9.1       Successors and Assigns......................................................21
         Section 9.2       Amendments..................................................................21
         Section 9.3       Notices.....................................................................21
         Section 9.4       Benefit.....................................................................22
         Section 9.5       Governing Law...............................................................22

                             CROSS-REFERENCE TABLE*

                                                                                         Section of Trust
Section of Guarantee                                                                            Indenture
of 1939, as amended                                                                         Act Agreement
-------------------                                                                      ----------------

310(a)......................................................................................4.1(a) 310(b)
4.1(c) 310(c)................................................................................Inapplicable
311(a).............................................................................................2.2(b)
311(b).............................................................................................2.2(b)
311(c).......................................................................................Inapplicable
312(a).............................................................................................2.2(a)
312(b).............................................................................................2.2(b)
313...................................................................................................2.3
314(a)................................................................................................2.4
314(b).......................................................................................Inapplicable
314(c)................................................................................................2.5
314(d).......................................................................................Inapplicable
314(f).......................................................................................Inapplicable
315(a).............................................................................................3.1(b)
315(b)................................................................................................2.7
315(c).............................................................................................3.1(a)
315(d).............................................................................................3.1(a)
316(a)........................................................................................5.4(a), 2.6

-----------------
* This Cross-Reference Table does not constitute part of the Preferred Securities Guarantee Agreement and shall not affect the interpretation of any of its terms or provisions.

                    PREFERRED SECURITIES GUARANTEE AGREEMENT


                  This PREFERRED SECURITIES GUARANTEE AGREEMENT ("Guarantee Agreement"), dated as of December 17, 2001, is executed and delivered by Crown Media Holdings, Inc., a Delaware corporation (the "Guarantor"), and JPMorgan Chase Bank, a New York banking corporation, as trustee (the "Preferred Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Preferred Securities (as defined herein) of Crown Media Trust, a Delaware statutory business trust (the "Trust");

                  WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the "Declaration"), dated as of December 17, 2001, among the trustees of the Trust named therein and the Guarantor as Sponsor, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, the Trust is issuing on the date hereof $265,000,000 aggregate stated liquidation amount of preferred securities designated the 6.75% Trust Preferred Securities (the "Preferred Securities");

                  WHEREAS, as incentive for the Holders to purchase the Preferred Securities, the Guarantor desires to irrevocably agree on a subordinated basis, to the extent set forth in this Guarantee Agreement, to pay to the Holders of the Preferred Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein; and

                  WHEREAS, the Guarantor is also executing and delivering a guarantee agreement (the "Common Securities Guarantee") in substantially identical terms to this Guarantee Agreement for the benefit of the holders of the Common Securities (as defined herein), except that if an Event of Default (as defined in the Indenture (as defined herein)), has occurred and is continuing, the rights of holders of the Common Securities to receive Guarantee Payments (as defined in the Common Securities Guarantee) under the Common Securities Guarantee shall be subordinated to the rights of Holders of Preferred Securities to receive Guarantee Payments (as defined herein) under this Guarantee Agreement.

                  NOW, THEREFORE, in consideration of the purchase by each Holder of Preferred Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the Holders.

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

SECTION 1.1 DEFINITIONS AND INTERPRETATION.

                  In this Guarantee Agreement, unless the context otherwise requires:

                  (a) Capitalized terms used in this Guarantee Agreement but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                  (b) a term defined anywhere in this Guarantee Agreement has the same meaning throughout;

                  (c) all references to "the Guarantee Agreement" or "this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time;

                  (d) all references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement or unless the context otherwise requires; and

                  (f) a reference to the singular includes the plural and vice versa.

                  "Administrative Agent" means JPMorgan Chase Bank, and any successor, as administrative agent under that certain Credit, Security, Guaranty and Pledge Agreement, dated as of August 31, 2001, by and among the Guarantor, certain of its Subsidiaries, and the lenders and agents thereto.

                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act of 1933, as amended, or any successor rule thereunder.

                  "Common Securities" means the securities representing common undivided beneficial interests in the assets of the Trust.

                  "Covered Person" means any Holder or beneficial owner of Preferred Securities.

                  "Event of Default" means a default by the Guarantor on any of its payment or other obligations under this Guarantee Agreement.

                  "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Preferred Securities, to the extent not paid or made by the Trust: (i) any accrued and unpaid distributions which are required to be paid on such Preferred Securities to the extent the Trust shall have funds legally available therefor, (ii) the redemption price, including all accrued and unpaid distributions and premiums, if any, to the date of redemption or repurchase, as the case may be (the "Redemption Price"), to the extent the Trust has funds legally available therefor, with respect to any Preferred Securities called for redemption or repurchase, as the case may be, by the Trust, and (iii) upon a voluntary or involuntary dissolution, winding-up or termination of the Trust (other than in connection with the distribution of Debentures to the Holders in exchange for Preferred Securities as provided in the Declaration), the lesser of (a) the aggregate of the liquidation amount and all accrued and unpaid distributions and premiums, if any, on the Preferred Securities to the date of payment, to the extent the Trust shall have funds legally available therefor and (b) the amount of assets of the Trust remaining available for distribution to Holders in liquidation of the Trust (in either case, the "Liquidation distribution"). If an Event of Default (as defined in the Indenture), has occurred and is continuing, the rights of the holders of the Common Securities to receive Guarantee Payments under the Common Securities Guarantee Agreement are subordinated to the rights of Holders of Preferred Securities to receive Guarantee Payments.

                  "Guarantor" shall mean Crown Media Holdings, Inc., a Delaware corporation, or any permitted successor thereof under the Indenture, in its capacity as guarantor under this Guarantee Agreement.

                  "Holder" shall mean any holder, as registered on the books and records of the Trust, of any Preferred Securities; provided, however, that in determining whether the holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Guarantor.

                  "Indemnified Person" means the Preferred Guarantee Trustee, any Affiliate of the Preferred Guarantee Trustee, or any officers, directors, shareholders, members, partners, employees, representatives or agents of the Preferred Guarantee Trustee.

                  "Indenture" means the Indenture dated as of December 17, 2001 among Crown Media Holdings, Inc., a Delaware corporation (the "Debenture Issuer"), and JPMorgan Chase Bank, as trustee, and any indenture supplemental thereto pursuant to which certain subordinated debt securities of the Debenture Issuer (the "Debentures") are to be issued to the Property Trustee of the Trust.

                  "Issue Date" means December 17, 2001.

                  "Majority in Liquidation Amount of the Preferred Securities" means, except as provided by the Trust Indenture Act, Holder(s) of Preferred Securities voting separately as a class, who vote Preferred Securities and the aggregate liquidation amount

(including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid distributions to the date upon which the voting percentages are determined) of the Preferred Securities voted by such Holders represents more than 50% of the above stated liquidation amount of all Preferred Securities.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee Agreement shall include:

                  (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Preferred Guarantee Trustee" means JPMorgan Chase Bank until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Guarantee Agreement and thereafter means each such Successor Preferred Guarantee Trustee.

                  "Responsible Officer" means, with respect to the Preferred Guarantee Trustee, any officer of the Preferred Guarantee Trustee with direct responsibility for the administration of this Guarantee Agreement. and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Senior Indebtedness" shall have the meaning set forth in the Indenture.

                  "Successor Preferred Guarantee Trustee" means a successor Preferred Guarantee Trustee possessing the qualifications to act as Preferred Guarantee Trustee under Section 4.1.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                  Any reference to a party hereto shall include the successors and permitted assigns of such party.

                                   ARTICLE II

                               TRUST INDENTURE ACT

SECTION 2.1 TRUST INDENTURE ACT; APPLICATION.

                  (a) This Guarantee Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Guarantee Agreement and shall, to the extent applicable, be governed by such provisions; and

                  (b) if and to the extent that any provision of this Guarantee Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

SECTION 2.2 LISTS OF HOLDERS OF SECURITIES.

                  (a) The Guarantor shall provide the Preferred Securities Trustee (i) within 14 days after January 1 and July 1 of each year, a list, in such form as the Preferred Guarantee Trustee may reasonably require, of the names and addresses of the Holders of the Preferred Securities ("List of Holders") as of such date, provided that the Guarantor shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Preferred Guarantee Trustee by the Guarantor, and (ii) at any other time, within 30 days of receipt by the Guarantor of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Preferred Guarantee Trustee. The Preferred Guarantee Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders; and

                  (b) the Preferred Guarantee Trustee shall comply with its obligations under Sections 311(a), 311(b) and Section 312(b) of the Trust Indenture Act.

SECTION 2.3 REPORTS BY THE PREFERRED GUARANTEE TRUSTEE.

                  Within 60 days after May 15 of each year commencing May 2002, the Preferred Guarantee Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Preferred Guarantee Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4 PERIODIC REPORTS TO PREFERRED GUARANTEE TRUSTEE.

                  The Guarantor shall provide to the Preferred Guarantee Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

                  The Guarantor shall provide to the Preferred Guarantee Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Guarantee Agreement which relate to any of the matters set forth in
Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6 EVENTS OF DEFAULT; WAIVER.

                  The Holders of a Majority in Liquidation Amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

SECTION 2.7 EVENT OF DEFAULT; NOTICE.

                  (a) The Preferred Guarantee Trustee shall, promptly upon the occurrence of an Event of Default known to the Preferred Guarantee Trustee, transmit by facsimile and first class mail, postage prepaid, to the Holders of the Preferred Securities, notices of all such defaults with respect to the Preferred Securities known to the Preferred Guarantee Trustee, unless the default to which such Event of Default relates has been cured before the giving of such notice; provided, however, that for the purposes of this Section 2.7(a), an Event of Default shall not include any periods of grace provided for therein and irrespective of the giving of any notice provided therein.

                  (b) The Preferred Guarantee Trustee shall not be deemed to have knowledge of any Event of Default except any Event of Default as to which the Preferred Guarantee Trustee shall have received written notice or of which a Responsible Officer shall have obtained written notice.

SECTION 2.8 CONFLICTING INTERESTS.

                  The Declaration shall be deemed to be specifically described in this Guarantee Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                                  ARTICLE III

            POWERS, DUTIES AND RIGHTS OF PREFERRED GUARANTEE TRUSTEE

SECTION 3.1 POWERS AND DUTIES OF THE PREFERRED GUARANTEE TRUSTEE.

                  (a) This Guarantee Agreement shall be held by the Preferred Guarantee Trustee for the benefit of the Holders of the Preferred Securities and the Preferred Guarantee Trustee shall not transfer this Guarantee Agreement to any Person except a Holder of Preferred Securities exercising his or her rights pursuant to Section 5.4(b) or to a Successor Preferred Guarantee Trustee on acceptance by such Successor Preferred Guarantee Trustee of its appointment to act as Preferred Guarantee Trustee. The right, title and interest of the Preferred Guarantee Trustee shall automatically vest in any Successor Preferred Guarantee Trustee and such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

                  (b) If an Event of Default has occurred and is continuing, the Preferred Guarantee Trustee shall enforce this Guarantee Agreement for the benefit of the Holders of the Preferred Securities.

                  (c) The Preferred Guarantee Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee Agreement, and no implied covenants shall be read into this Guarantee Agreement against the Preferred Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Preferred Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (d) No provision of this Guarantee Agreement shall be construed to relieve the Preferred Guarantee Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                                (A) the duties and obligations of the Preferred
Guarantee Trustee shall be determined solely by the express provisions of this Guarantee Agreement, and the Preferred Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee Agreement, and no implied covenants or obligations shall be read into this Guarantee Agreement against the Preferred Guarantee Trustee; and

                                (B) (i) in the absence of bad faith on the part
of the Preferred Guarantee Trustee, the Preferred Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Preferred Guarantee Trustee and conforming to the requirements of this Guarantee Agreement; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Preferred Guarantee Trustee, the Preferred Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                        (ii) the Preferred Guarantee Trustee shall not be liable for any error of judgment made in good faith by the Preferred Guarantee Trustee, unless it shall be proved that the Preferred Guarantee Trustee was negligent in ascertaining the pertinent facts;

                        (iii) the Preferred Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Preferred Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Preferred Guarantee Trustee, or exercising any trust or power conferred upon the Preferred Guarantee Trustee under this Guarantee Agreement; and

                        (iv) no provision of this Guarantee Agreement shall require the Preferred Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Guarantee Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 3.2 CERTAIN RIGHTS OF PREFERRED GUARANTEE TRUSTEE.

                  (a) Subject to the provisions of Section 3.1:

                        (i) the Preferred Guarantee Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                        (ii) any direction or act of the Guarantor contemplated by this Guarantee Agreement shall be sufficiently evidenced by an Officers' Certificate;

                        (iii) whenever in the administration of this Guarantee Agreement, the Preferred Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Preferred Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Guarantor;

                        (iv) the Preferred Guarantee Trustee shall have no duty to see to any recording, filing or registration of any instrument (or any rerecording, refiling or registration thereof);

                        (v) the Preferred Guarantee Trustee may consult with counsel and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Guarantor or any of its Affiliates, and may include any of its employees. The Preferred Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Guarantee Agreement from any court of competent jurisdiction;

                        (vi) the Preferred Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Preferred Guarantee Trustee adequate security and indemnity, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Preferred Guarantee Trustee provided, that, nothing contained in this
Section 3.2(a)(vi) shall be taken to relieve the Preferred Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Guarantee Agreement;

                        (vii) the Preferred Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Preferred Guarantee Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                        (viii) the Preferred Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Preferred Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                        (ix) any action taken by the Preferred Guarantee Trustee or its agents hereunder shall bind the Holders of the Preferred Securities and the signature of the Preferred Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Preferred Guarantee Trustee to so act, or as to its compliance with any of the terms and provisions of this Guarantee Agreement, both of which shall be conclusively evidenced by the Preferred Guarantee Trustee's or its agent's taking such action; and

                        (x) whenever in the administration of this Guarantee Agreement the Preferred Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Preferred Guarantee Trustee (i) may request instructions from the Holders of a Majority in Liquidation Amount of the Preferred Securities, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

                  (b) No provision of this Guarantee Agreement shall be deemed to impose any duty or obligation on the Preferred Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Preferred Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Preferred Guarantee Trustee shall be construed to be a duty.

                  (c) No provision of this Guarantee Agreement shall be deemed to empower the Preferred Guarantee Trustee to vary the investment of any Holder of the Preferred Securities or to act in a manner inconsistent with the status of the Trust as a grantor trust for federal income tax purposes.

SECTION 3.3 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF GUARANTEE.

                  The recitals contained in this Guarantee Agreement shall be taken as the statements of the Guarantor, and the Preferred Guarantee Trustee does not assume any responsibility for their correctness. The Preferred Guarantee Trustee makes no representations as to the validity or sufficiency of this Guarantee Agreement.

                                   ARTICLE IV

                           PREFERRED GUARANTEE TRUSTEE

SECTION 4.1 PREFERRED GUARANTEE TRUSTEE; ELIGIBILITY.

                  (a) There shall at all times be a Preferred Guarantee Trustee which shall:

                        (i) be a "United States person" under the Internal Revenue Code of 1986, as amended, and not be an Affiliate of the Guarantor;

                        (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Securities and Exchange

Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 250 million U.S. dollars ($250,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 4.1(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published;

                  (b) if at any time the Preferred Guarantee Trustee shall cease to be eligible to so act under Section 4.1(a), the Preferred Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 4.2(c); and

                  (c) if the Preferred Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Preferred Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

SECTION 4.2 APPOINTMENT, REMOVAL AND RESIGNATION OF PREFERRED GUARANTEE TRUSTEE.

                  (a) Subject to Section 4.2(b), the Preferred Guarantee Trustee may be appointed or removed without cause at any time by the holders of a Majority in Liquidation Amount of the Preferred Securities, or by the Guarantor with the prior written consent of such Holders;

                  (b) the Preferred Guarantee Trustee shall not be removed in accordance with Section 4.2(a) until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Preferred Guarantee Trustee and delivered to the Guarantor;

                  (c) the Preferred Guarantee Trustee appointed to office shall hold office until a Successor Preferred Guarantee Trustee shall have been appointed or until its removal or resignation. The Preferred Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Preferred Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment by instrument in writing executed by such Successor Preferred Guarantee Trustee and delivered to the Guarantor and the resigning Preferred Guarantee Trustee; and

                  (d) if no Successor Preferred Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 4.2 within 60 days after delivery to the Guarantor of an instrument of resignation, the resigning Preferred Guarantee Trustee may petition any court of competent jurisdiction for appointment of a

Successor Preferred Guarantee Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Preferred Guarantee Trustee.

                                   ARTICLE V

                                   GUARANTEE

SECTION 5.1 GUARANTEE.

                  The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Trust), as and when due, regardless of any defense, right of set-off or counterclaim which the Trust may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Trust to pay such amounts to the Holders.

SECTION 5.2 WAIVER OF NOTICE AND DEMAND.

                  The Guarantor hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Trust or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

SECTION 5.3 OBLIGATIONS NOT AFFECTED.

                  The obligations, covenants, agreements and duties of the Guarantor under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Trust of any express or implied agreement, covenant, term or condition relating to the Preferred Securities to be performed or observed by the Trust;

                  (b) the extension of time for the payment by the Trust of all or any portion of the distributions, redemption price, liquidation distribution or any other sums payable under the terms of the Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities;

                  (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Preferred Securities, or any action on the part of the Trust granting indulgence or extension of any kind;

                  (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust;

                  (e) any invalidity of, or defect or deficiency in the Preferred Securities;

                  (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

                  (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

                  There shall be no obligation on the Holders or any other Person to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

SECTION 5.4 RIGHTS OF HOLDERS.

                  (a) The Holders of a Majority in Liquidation Amount of the Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Preferred Guarantee Trustee in respect of this Guarantee Agreement or exercising any trust or power conferred upon the Preferred Guarantee Trustee under this Guarantee Agreement; and

                  (b) notwithstanding the rights of the Preferred Guarantee Trustee to enforce this Guarantee Agreement under Article III, any Holder of Preferred Securities may institute a legal proceeding directly against the Guarantor to enforce the Preferred Guarantee Trustee's rights under this Guarantee Agreement, without first instituting a legal proceeding against the Trust, the Preferred Guarantee Trustee or any other Person. The Guarantor waives any right or remedy to require that any action be brought first against the Trust or any other person or entity before proceeding directly against the Guarantor.

SECTION 5.5 GUARANTEE OF PAYMENT.

                  This Guarantee Agreement creates a guarantee of payment and not of collection.

SECTION 5.6 SUBROGATION.

                  The Guarantor shall be subrogated to all (if any) rights of the Holders of Preferred Securities against the Trust in respect of any amounts paid to such Holders by the Guarantor under this Guarantee Agreement; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee Agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

SECTION 5.7 INDEPENDENT OBLIGATIONS.

                  The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Trust with respect to the Preferred Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections
(a) through (g), inclusive, of Section 5.3 hereof.

                                   ARTICLE VI

                                  SUBORDINATION

SECTION 6.1 AGREEMENT TO SUBORDINATE.

                  The Guarantor covenants and agrees, and each Holder of Preferred Securities hereunder by such Holder's acceptance thereof likewise covenants and agrees, that the Preferred Securities shall be issued subject to the provisions of this Article VI.

                  The payment by the Guarantor and all amounts required hereunder, shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, whether outstanding at the Issue Date or thereafter incurred.

                  No provision of this Article VI shall prevent the occurrence of any Default or Event of Default hereunder, nor the rights of the Preferred Guarantee Trustee or any Holder to exercise such rights and remedies afforded to each of them under this Guarantee Agreement with respect to any provision of this Guarantee Agreement.

SECTION 6.2 DEFAULT ON SENIOR INDEBTEDNESS.

                  In the event that (a) any payment of principal, interest or any other payment due on any Senior Indebtedness is not paid by the Guarantor when due, any applicable grace period with respect to any such payment default has ended and such default has not been cured, waived or ceased to exist, (b) any other default occurs and is continuing with respect to Senior Indebtedness that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity and the Preferred Guarantee Trustee receives notice of such default (a "Payment Blockage Notice") from the Guarantor or any other Person permitted to give such notice (including without limitation any representative of any holder of Senior Indebtedness); or (c) in the event that the maturity of any Senior Indebtedness of the Guarantor has been accelerated because of a default, then, in any such case, no payment shall be made by the Guarantor with respect to distributions on the Preferred Securities. Payments on the Guarantee shall be resumed: (1) in the case of a payment default on any Senior Indebtedness, upon the date on which such default is cured or waived; and (2) in case of a nonpayment default, the earlier of the date on which that default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received; provided, however, that payments on the Guarantee shall not resume if the maturity of any Senior Indebtedness has been accelerated. A new Payment Blockage Notice may be delivered if 180 days have elapsed since the delivery of the immediately prior Payment Blockage Notice so long as such Payment Blockage Notice relates to a default under Senior Indebtedness that has not been the subject of any prior Payment Blockage Notice.

                  In the event that, notwithstanding the foregoing, any payment shall be received by the Preferred Guarantee Trustee or any Holder from the Guarantor when such payment is prohibited by the preceding paragraph of this
Section 6.2, such payment shall be deemed to be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Preferred Guarantee Trustee and the Guarantor in a written notice within 90 days of the date on which such payments are disbursed by the Preferred Guarantee Trustee of the amounts then outstanding under the Senior Indebtedness, plus accrued interest thereon, and only the amounts specified in such notice to the Preferred Guarantee Trustee and the Guarantor shall be paid to the holders of Senior Indebtedness.

SECTION 6.3 LIQUIDATION; DISSOLUTION; BANKRUPTCY.

                  Upon any payment by the Guarantor or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due on all Senior Indebtedness of the Guarantor, shall first be paid in full, or payment thereof provided for in cash in accordance with its terms, before any payment is made by the Guarantor, on account of the Guarantee Payments; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Guarantor or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, which the Holders of the Preferred Securities or the Preferred Guarantee Trustee would be entitled to receive from the Guarantor, except for the provisions of this Article VI, shall be paid by the Guarantor, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Preferred Securities or by the Preferred Guarantee Trustee under this Guarantee Agreement if received by them or it, directly to the holders of Senior Indebtedness of the Guarantor (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Guarantor) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any such payment or distribution is made to or retained by the Holders of Preferred Securities or to the Preferred Guarantee Trustee.

                  In the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Guarantor of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Preferred Guarantee Trustee or the Holders of the Preferred Securities before all Senior Indebtedness of the Guarantor is paid in full, or provision is made for such payment in cash in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Guarantor, for application to the payment of all Senior Indebtedness of the Guarantor, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                  For purposes of this Article VI, the words "cash, property or securities" shall not be deemed to include shares of stock of the Guarantor as reorganized or readjusted, or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article VI with respect to the Guarantee Payments to the payment of all Senior Indebtedness of the Guarantor, that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation, amalgamation or merger of the Guarantor with or into, another Person or the liquidation or dissolution of the Guarantor following the conveyance, transfer, lease or other disposition of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in
Article X of the Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 6.3 if such other Person shall, as a part of such consolidation, amalgamation, merger, conveyance, transfer, lease or other disposition, comply with the conditions stated in
Article X of the Indenture.

SECTION 6.4 SUBROGATION.

                  Subject to the payment in full of all Senior Indebtedness of the Guarantor, the rights of the Holders of the Preferred Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Guarantor, applicable to such Senior Indebtedness until the principal of and interest on, the Preferred Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders for such Senior Indebtedness of any cash, property or securities to which the Holders of the Preferred Securities or the Preferred Guarantee Trustee would be entitled except for the provisions of this Article VI, and no payment over pursuant to the provisions of this Article VI, to or for the benefit of the holders of such Senior Indebtedness by Holders of the Preferred Securities, shall, as between the Guarantor, its creditors other than holders of Senior Indebtedness of the Guarantor, and the Holders of the Preferred Securities, be deemed to be a payment by the Guarantor, to or on account of such Senior Indebtedness. It is understood that the provisions of this Article VI are and are intended solely for the purposes of defining the relative rights of the Holders of the Preferred Securities, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

                  Nothing contained in this Article VI or elsewhere in this Guarantee Agreement or in the Preferred Securities is intended to or shall impair, as between the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor and the Holders of the Preferred Securities, the obligation of the Guarantor, which is absolute and unconditional, to pay to the Holders of the Preferred Securities distributions on, the Preferred Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Preferred Securities and creditors of the Guarantor, other than the holders of Senior Indebtedness of the Guarantor, nor shall anything herein or therein prevent the Preferred Guarantee Trustee or the Holder of any Preferred Securities from exercising all remedies otherwise permitted by applicable law upon default under this Guarantee Agreement, subject to the rights, if any, under this Article VI of the holders of such Senior Indebtedness in respect of cash, property or securities of the Guarantor, received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Guarantor referred to in this Article VI, the Preferred Guarantee Trustee and the Holders of the Preferred Securities, shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Preferred Guarantee Trustee or to the Holders of the Preferred Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other Indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article VI.

SECTION 6.5 INDENTURE TRUSTEE TO EFFECTUATE SUBORDINATION.

                  Each Holder of Preferred Securities by such Holder's acceptance thereof authorizes and directs the Preferred Guarantee Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article VI and appoints the Preferred Guarantee Trustee such Holder's attorney-in-fact for any and all such purposes.

SECTION 6.6 NOTICE BY THE GUARANTOR.

                  The Guarantor shall give prompt written notice to a Responsible Officer of the Preferred Guarantee Trustee, with a copy to the Administrative Agent, of any fact known to the Guarantor that would prohibit the making of any payment of monies to or by the Preferred Guarantee Trustee in respect of the Guarantee Payments pursuant to the provisions of this Article VI. The Guarantor shall deliver to the Administrative Agent a copy of any notice delivered by the Guarantor pursuant to this Guarantee Agreement. Notwithstanding the provisions of this Article VI or any other provision of this Guarantee Agreement, the Preferred Guarantee Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Preferred Guarantee Trustee in respect of the Guarantee Payments pursuant to the provisions of this Article VI, unless and until a Responsible Officer of the Preferred Guarantee Trustee shall have received written notice thereof at the Corporate Trust Office of the Preferred Guarantee Trustee from the Guarantor or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Preferred Guarantee Trustee, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Preferred Guarantee Trustee shall not have received the notice provided for in this Section 6.6 at least two Business Days prior to the date upon which by the terms hereof any cash may become payable for any purpose (including, without limitation, the payment of the liquidation amount of or distribution on, any Security), then, anything herein contained to the contrary notwithstanding, the Preferred Guarantee Trustee shall have full power and authority to receive such cash and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

                  The Preferred Guarantee Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Guarantor (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Preferred Guarantee Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article VI, the Preferred Guarantee Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Preferred Guarantee Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article VI, and if such evidence is not furnished, the Preferred Guarantee Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 6.7 RIGHTS OF THE PREFERRED GUARANTEE TRUSTEE; HOLDERS OF SENIOR INDEBTEDNESS.

                  The Preferred Guarantee Trustee in its individual capacity shall be entitled to all the rights set forth in this Article VI, in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Guarantee Agreement shall deprive the Preferred Guarantee Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness of the Guarantor, the Preferred Guarantee Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this
Article VI, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Guarantee Agreement against the Preferred Guarantee Trustee. The Preferred Guarantee Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and the Preferred Guarantee Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of the Preferred Securities, the Guarantor or any other Person cash or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article VI or otherwise.

SECTION 6.8 SUBORDINATION MAY NOT BE IMPAIRED.

                  No right of any present or future holder of any Senior Indebtedness of the Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Guarantor, with the terms, provisions and covenants of this Guarantee Agreement, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Guarantor may, at any time and from time to time, without the consent of or notice to the Preferred Guarantee Trustee or the Holders of the Preferred Securities, without incurring responsibility to the Holders of the Preferred Securities and without impairing or releasing the subordination provided in this Article VI or the obligations hereunder of the Holders of the Preferred Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Guarantor and any other Person.

                                  ARTICLE VII

                                  TERMINATION

SECTION 7.1 TERMINATION.

                  This Guarantee Agreement shall terminate upon full payment of the Redemption Price of all Preferred Securities, upon the distribution of the Debentures to the Holders of all of the Preferred Securities or upon full payment of the amounts payable in accordance with the Declaration upon liquidation of the Trust. Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Preferred Securities must restore payment of any sums paid under the Preferred Securities or under this Preferred Securities Guarantee.

                                  ARTICLE VIII

                                 INDEMNIFICATION

SECTION 8.1 EXCULPATION.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Guarantor or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Guarantee Agreement and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Guarantee Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions; and

                  (b) an Indemnified Person shall be fully protected in relying in good faith upon the records of the Guarantor and upon such information, opinions, reports or statements presented to the Guarantor by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Guarantor, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions (as defined in the Declaration) to Holders of Preferred Securities might properly be paid.

SECTION 8.2 INDEMNIFICATION.

                  (a) To the fullest extent permitted by applicable law, the Guarantor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Guarantee Agreement and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this in accordance with this Guarantee Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions; and

                  (b) to the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Guarantor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Guarantor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 8.2(a).

                  The provisions of this Section 8.2 shall survive termination of this Guarantee Agreement or the resignation or removal of the Preferred Guarantee Trustee.

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.1 SUCCESSORS AND ASSIGNS.

                  All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Preferred Securities then outstanding.

SECTION 9.2 AMENDMENTS.

                  Except with respect to any changes which do not adversely affect the rights of Holders (in which case no consent of Holders will be required), this Guarantee Agreement may only be amended with the prior approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities. The provisions of Section 12.2 of the Declaration with respect to meetings of Holders of the Securities apply to the giving of such approval.

SECTION 9.3 NOTICES.

                  All notices provided for in this Guarantee Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

                  (a) if given to the Preferred Guarantee Trustee at the Preferred Guarantee Trustee's mailing address set forth below (or such other address as the

Preferred Guarantee Trustee may give notice of to the Holders of the Preferred Securities):

                           JPMorgan Chase Bank
                           450 West 33rd Street
                           15th Floor
                           New York, NY  10001
                           Attn: Institutional Trust Services

                  (b) if given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Preferred Securities):

                           Crown Media Holdings, Inc.
                           6430 South Fiddlers Green Circle
                           Suite 500
                           Greenwood Village, CO  80111

                  (c) if given to any Holder of Preferred Securities, at the address set forth on the books and records of the Trust.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 9.4 BENEFIT.

                  This Guarantee Agreement is solely for the benefit of the Holders of the Preferred Securities and subject to Section 3.1(a) is not separately transferable from the Preferred Securities.

SECTION 9.5 GOVERNING LAW.

                  THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the Guarantor and the Preferred Guarantee Trustee have executed this Preferred Securities Guarantee Agreement as of the day and year first above written.

                                   CROWN MEDIA HOLDINGS, INC.

                                   By: /s/  William J. Aliber
                                       -----------------------------------------
                                   Name:  William J. Aliber
                                   Title: Chief Financial Officer

                                   JPMORGAN CHASE BANK,
                                   as Preferred Guarantee Trustee

                                   By: /s/  Carol Ng
                                       -----------------------------------------
                                   Name:  Carol Ng
                                   Title: Vice President


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